Exhibit 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the 22nd day of March 2023, by and among Milestone Pharmaceuticals Inc., a corporation continuing under the Business Corporations Act (Québec) (the “Company”) and each of the investors listed on Schedule A attached hereto (each an “Investor” and collectively, the “Investors”).

WHEREAS, the Investors previously acquired, through open market and other transactions, and currently hold, in aggregate, 4,315,102 shares (the “Existing Securities”) of the Company’s common shares, no par value per share (the “Common Shares”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and in reliance on an exemption from securities registration afforded by Section 3(a)(9) of the Securities Act, the Company desires to exchange with each of the Investors, and each of the Investors desire to exchange with the Company, that number of Existing Securities to be exchanged by such Investor set forth on Schedule A, for one or more pre-funded warrants to purchase up to that number of Common Shares to be received by such Investor set forth on Schedule A at an exercise price of $0.001 per share (each a “Warrant” and collectively, the “Warrants”) in substantially the form attached hereto as Exhibit A; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.            Definitions.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Commission” means the United States Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any national, federal, state, provincial, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority, self-regulatory organization or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Material Adverse Effect” means any (i) adverse effect on the reservation, issuance, delivery or validity of the Warrants, as applicable, or the transactions contemplated hereby or on the ability of the Company to perform its obligations under this Agreement, or (ii) material adverse effect on the condition (financial or otherwise), prospects, properties, assets, liabilities, business or operations of the Company or any of its Subsidiaries.

“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity, at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company.

“Trading Day” means any day on which the Common Shares is traded on the Trading Market; provided that “Trading Day” shall not include any day on which the Common Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Trading Market” means the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Markets Group Inc.

2.            Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investors shall, and the Company shall, exchange the Existing Securities for the Warrants pursuant to Section 3(a)(9) under the Securities Act. Subject to the conditions set forth herein, including Section 2.1 below, the exchange of the Existing Securities for the Warrants shall take place on March 22, 2023, or at such other time and place as the Company and the Investors mutually agree (the “Closing” and such date, the “Closing Date”). At the Closing, the following transactions shall occur (such transactions collectively referred to as the “Exchange”):

2.1            On the Closing Date, in exchange for the Existing Securities, the Company shall deliver the Warrants to the Investors or their designees in accordance with each Investor’s delivery instructions set forth on the respective Investor’s signature page hereto. Upon receipt of the Warrants in accordance with this Section 2.1, all of the Investors’ rights under the Existing Securities shall be extinguished. Each Investor shall tender to the Company their respective portion of Existing Securities within two Trading Days (as defined below) of the Closing Date and shall cooperate with the Company’s transfer agent and take all other actions necessary to effect such tender of the Existing Securities.

2.2            On the Closing Date, each Investor shall be deemed for all corporate purposes to have become the holder of record of one or more Warrants to purchase up to that number of Common Shares set forth in Schedule A, irrespective of the date each such Warrant is delivered to such Investor in accordance herewith. The Existing Securities shall be deemed for all corporate purposes to have been cancelled upon receipt of the Warrants in accordance with Section 2.1 above.

2.3            Each of the Company and the Investors is liable for, and will pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

2.4            The Company and the Investors shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange, including, at the request of the Company or its transfer agent, executed stock powers in customary form.

2.5            The Company and the Investors acknowledge and agree that no cash consideration shall be paid or payable to any of the Investors from the Company to effect the Exchange.

3.            Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor, as of the date hereof and the Closing Date, that:

3.1          Organization, Good Standing and Qualification. The Company and each Subsidiary: (a) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted as disclosed in the SEC Reports.

3.2            Authorization. The Company has authorized the issuance of the Warrants on the terms and subject to the conditions set forth in this Agreement.

3.3            Corporate Power and Authority; Valid Issuance of the Warrant and Warrant Shares.

(a)            The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by the Company’s board of directors or a duly authorized committee thereof and no further consent or authorization of the Company, its board of directors or its shareholders is required. This Agreement has been duly executed and delivered by the Company, and the other instruments referred to herein, including the Transaction Documents, to which it is a party will be duly executed and delivered by the Company, and each such agreement constitutes or will constitute a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)            The Warrants, upon delivery, will have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Common Shares issuable upon exercise of a Warrant (the “Warrant Shares”), when issued and delivered upon exercise of such Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. The Company has reserved a sufficient number of Common Shares to issue the number of Common Shares issuable pursuant to the exercise of the Warrants.

3.4           No Conflicts.

(a)            The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the exchange by the Company of the Existing Securities for the Warrants, the execution and delivery of the Warrants, and, upon the valid exercise of the Warrants, the delivery of the Warrant Shares and the provision to the Investors of the rights contemplated hereby or by the Transaction Documents) will not (i) result in a violation of articles or bylaws, as amended, or any equivalent organizational document of the Company or any Subsidiary (the “Charter Documents”) or require the approval of the Company’s shareholders, (ii) violate, conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company or any Subsidiary is a party, (iii) result in a violation of or require any shareholder or other approval under any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. or Canadian federal, state, provincial or territorial securities laws, and any rules, regulations instruments, notices, blanket orders and policies published and/or promulgated thereunder or any regulations of any self-regulatory organizations, as such may be amended from time to time, to which the Company or its securities are subject) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, (iv) result in a violation of or require shareholder approval under any rule or regulation of The Nasdaq Stock Market, or (v) result in the creation of any encumbrance upon any of the Company’s or any of its Subsidiary’s assets. For greater certainty, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or by the Transaction Documents are not subject to or are exempt from the requirements of Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions and National Instrument 62-104 – Take-Over Bids and Issuer Bids.

(b)            Neither the Company nor any Subsidiary is (i) in violation of its Charter Documents, (ii) in default (and no event has occurred that, with notice or lapse of time or both, would cause the Company or any Subsidiary to be in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any Subsidiary is a party, nor has the Company or any Subsidiary received written notice of a claim that it is in default under, or that it is in violation of, any material contract (whether or not such default or violation has been waived), (iii) in violation of, or in receipt of written notice that it is in violation of, any law, ordinance or regulation of any Governmental Entity, except where the violation would not result in a Material Adverse Effect, and (iv) in violation of any order of any Governmental Entity having jurisdictional over the Company or any Subsidiary or any of the Company’s or any Subsidiary’s properties or assets.

3.5            Québec Securities Laws. The Company has complied with the securities laws of the Province of Québec, including the rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the Autorité des marchés financiers (Québec), and all discretionary rulings and orders applicable to the Company, if any, of the Canadian securities commissions required to be complied with by the Company in order to issue the Warrants and the Warrant Shares outside Canada as contemplated by this Agreement. To the Company’s knowledge, no order, ruling or decision of any court or any securities regulatory authority in Canada is in effect that restricts or ceases trades in securities of the Company.

3.6            The Nasdaq Stock Market. The Common Shares are listed on The Nasdaq Global Select Market (“Nasdaq”). To the Company’s knowledge, there are no proceedings to revoke or suspend such listing or the listing of the Common Shares. The Company is in compliance with the requirements of Nasdaq for continued listing of the Common Shares thereon and any other Nasdaq listing and maintenance requirements, and the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Warrants) will not result in any non-compliance by the Company with any such requirements.

3.7            Filings, Consents and Approvals. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby (including, without limitation, the issuance, the delivery of the Warrants and the provision to the Investors of the rights contemplated by the Transaction Documents) requires any consent of, authorization by, exemption from, filing with, approval of or notice to any Governmental Entity or any other Person, other than filings required under applicable U.S. or Canadian federal, state, provincial or territorial securities laws, and any rules, regulations, instruments, notices, blanket orders and policies published and/or promulgated thereunder or any regulations of any self-regulatory organizations, as such may be amended from time to time, to which the Company or its securities are subject.

3.8            Taxable Canadian Property. At no time has more than 50% of the fair market value of the Common Shares (including the Existing Securities) been derived directly or indirectly from one or any combination of: (i) real or immovable property situated in Canada, (ii) Canadian resource property, (iii) timber resource property or (iv) options in respect of, or interests in, or for civil law rights in, property described in (i) to (iii) above, whether or not the property exists.

3.9             Taxable Quebec Property. At no time has more than 50% of the fair market value of the Common Shares (including the Existing Securities) been derived directly or indirectly from one or any combination of: (i) real or immovable property situated in Québec, (ii) Québec resource property within the meaning of subparagraph d of the first paragraph of section 1089 of the Taxation Act (Québec), (iii) Québec timber resource property within the meaning of subparagraph e of the first paragraph of section 1089 of the Taxation Act (Québec) or (iv) right in or options in respect of property described in (i) to (iii) above, whether or not the property exists.

3.10            Sufficiency of PUC. The aggregate “paid-up capital” (as defined in the Income Tax Act (Canada)) of the Existing Securities being transferred by the Investors to the Company pursuant to the Exchange is not less than the greater of: (i) the aggregate fair market value of such Existing Securities, and (ii) the aggregate fair market value of the Warrants being issued to the Investors pursuant to the Exchange.

4.            Representations and Warranties of the Investors. Each of the Investors hereby represents, warrants and covenants, as of the date hereof and the Closing Date, that:

4.1            Authorization. Such Investor has full power and authority to enter into the Transaction Documents to which it is a party, to perform its obligations thereunder and to consummate the transactions contemplated thereby and has taken all action necessary to authorize the execution and delivery of this Agreement and the other Transaction Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

4.2            Investment Experience. Such Investor can bear the economic risk of its investment in the Warrants being received by it pursuant to this Agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in such Warrants, and upon exercise, the Warrant Shares. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Such Investor is also an “accredited investor” (as such term is defined in Section 1.1 of National Instrument 45-106 ─ Prospectus Exemptions (“NI 45-106”)) and is acquiring the Warrant in reliance upon Section 2.3 of NI 45-106 and is, or is deemed to be, acquiring the Warrant as principal and was not created solely to purchase or hold securities as an “accredited investor.”

4.3            No Public Market. Such Investor understands that no public market currently exists for the Warrants.

4.4            Validity; Enforcement; No Liens. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and shall constitute the legal, valid and binding obligations of such Investor enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Such Investor holds the Existing Securities being exchanged by it pursuant to this Agreement free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

4.5            Valid and Marketable Title. Such Investor is the record and beneficial owner of, and has valid and marketable title to, the Existing Securities being exchanged by it pursuant to this Agreement, free and clear of any lien, pledge, restriction or other encumbrance (other than restrictions arising pursuant to applicable securities laws), and has the absolute and unrestricted right, power and capacity to surrender and exchange the Existing Securities being exchanged by it pursuant to this Agreement, free and clear of any lien, pledge, restriction or other encumbrance. It is not a party to or bound by, and the Existing Securities being exchanged by it pursuant to this Agreement are not subject to, any agreement, understanding or other arrangement (a) granting any option, warrant or right of first refusal with respect to such Existing Securities to any person, (b) restricting its right to surrender and exchange such Existing Securities as contemplated by this Agreement, or (c) restricting any other of its rights with respect to such Existing Securities.

4.6            No Commission or Remuneration. Neither it nor any of its Affiliates nor any person acting on behalf of or for the benefit of any of the forgoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations promulgated thereunder) for soliciting the Exchange.

4.7            Residence. Such Investor is not resident in any jurisdiction of Canada, and neither such Investor nor any person or entity having beneficial ownership, control or direction over such Investor or its investment policies or decision is resident in any jurisdiction of Canada.

4.8            Location of Execution. This Agreement and all Transaction Documents are or will be entered into and executed by or on behalf of such Investor outside of Canada.

4.9            Location of Existing Securities. The Existing Securities are held by such Investor in uncertificated form registered on the records of a proximate intermediary outside of Canada.

5.            Indemnification by Investors. The Investors will indemnify and hold the Company and its directors, officers, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) (collectively, the “Company Indemnified Parties”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that the Company Indemnified Parties may suffer as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by each Investor in this Agreement or (b) any action instituted against the Company Indemnified Parties in any capacity with respect to the transactions contemplated by this Agreement (unless such action is solely based upon a breach of such Company Indemnified Party’s representations, warranties or covenants under this Agreement or any violations by such Company Indemnified Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Company Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Company Indemnified Party shall promptly notify the Investors in writing, and the Investors shall have the right to assume the defense thereof with counsel of their own choosing reasonably acceptable to the Company Indemnified Party. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Company Indemnified Party against the Investors or others and any liabilities the Investors may be subject to pursuant to applicable laws.

6.            Indemnification by Company. The Company will indemnify and hold the Investors and its directors, officers, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) (collectively, the “Investor Indemnified Parties”) harmless from any and all losses, liabilities, obligations, taxes (whether imposed directly or through withholding), claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that the Investor Indemnified Parties may suffer as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against the Investor Indemnified Parties in any capacity with respect to the transactions contemplated by this Agreement (unless such action is solely based upon a breach of such Investor Indemnified Party’s representations, warranties or covenants under this Agreement or any violations by such Investor Indemnified Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Investor Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Indemnified Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of their own choosing reasonably acceptable to the Investor Indemnified Party. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Indemnified Party against the Company or others and any liabilities the Company may be subject to pursuant to applicable laws.

7.            Miscellaneous.

7.1            Waivers and Amendments. Upon the approval of the Company and the written consent of the Investors, the obligations of the Company and the rights of the Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing executed by the Company and the Investors.

7.2            Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered: (a) when delivered, if delivered personally, (b) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) when receipt is acknowledged, in the case of email, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on the signature pages hereto, with respect to the Investors, with copies (which shall not constitute notice) to Ryan Murr and Todd Trattner, 555 Mission St. #3000, San Francisco, CA 94105, Email: rmurr@gibsondunn.com; ttrattner@gibsondunn.com.

If to the Company:

Attn: Amit Hasija, Chief Financial Officer

Milestone Pharmaceuticals Inc.

1111 Dr. Frederik-Philips Blvd., Suite 420

Montréal, Québec H4M 2X6

Email: [***]

with copies (which shall not constitute notice) to:

Attn: Ryan Sansom Cooley LLP

500 Boylston Street,

14th Floor Boston, MA 02116

Email: rsansom@cooley.com

or at such other address as the Company or the Investors may specify by written notice to the other parties hereto in accordance with this Section 7.2.

7.3            Cumulative Remedies. None of the rights, powers or remedies conferred upon any or all of the Investors on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

7.4            Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Investor and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company, except that any Investor may, without the prior consent of the Company, assign its rights to purchase the Warrants hereunder to any of its Affiliates (provided each such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 hereof). This Agreement shall not inure to the benefit of or be enforceable by any other Person.

7.5            Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

7.6            Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter. Any action, suit or proceeding arising out of or in connection with, Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York and State of New York, and each of the Parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. The Company has the power to submit, and pursuant to this Agreement has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the courts herein described.

7.7            Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

7.8            Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and, except as set forth below, this agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any or all of the Investors.

7.9            Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

7.10            U.S. Tax Matters.  For U.S. federal income tax purposes, the parties intend that the Exchange will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and intend, by executing this Agreement, to adopt a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g) (collectively, the “Intended U.S. Tax Treatment”).  The parties will file all applicable tax returns in a manner consistent with the Intended U.S. Tax Treatment and no party will take a position inconsistent with that treatment for U.S. federal income tax purposes, unless required to do otherwise pursuant to a final determination as defined in Section 1313(a) of the Code.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

MILESTONE PHARMACEUTICALS INC.

By:	/s/ Joseph G. Oliveto
Joseph G. Oliveto
President and CEO

Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: RTW MASTER FUND, LTD.

Signature of Authorized Signatory of Investor:	/s/ Roderick Wong, M.D.

Name of Authorized Signatory:	Roderick Wong, M.D.

Title of Authorized Signatory:	Director

Email Address of Authorized Signatory:	See below

Instructions for Delivery of the Warrant to Investor:

[***]

Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: RTW INNOVATION MASTER FUND, LTD.

Signature of Authorized Signatory of Investor:	/s/ Roderick Wong, M.D.

Name of Authorized Signatory:	Roderick Wong, M.D.

Title of Authorized Signatory:	Director

Email Address of Authorized Signatory:	See below.

Instructions for Delivery of the Warrant to Investor:

[***]

Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: RTW VENTURE FUND LIMITED

Signature of Authorized Signatory of Investor:	/s/ Roderick Wong, M.D.

Name of Authorized Signatory:	Roderick Wong, M.D.

Title of Authorized Signatory:	Director

Email Address of Authorized Signatory:	See below.

Instructions for Delivery of the Warrant to Investor:

[***]

Signature Page to Exchange Agreement

Schedule A

List of Investors

Exhibit A

Form-of Pre-Funded Warrant

[Attached.]